SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):  July 19, 2001


                  DIME COMMUNITY BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)

Delaware                     0-27782                     11-3297463

 (State or other      (Commission File Number)         (IRS Employer
  jurisdiction of                                   Identification No.)
  incorporation)



            209 HAVEMEYER STREET, BROOKLYN, NEW YORK   11211
      (Address of principal executive offices, including zip code)

   Registrant's telephone number, including area code: (718) 782-6200



                                  NONE
      (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4, 6, 8 AND 9.     NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.

     On July 19, 2001, the Board of Directors of Dime Community Bancshares, Inc. (the "Company") declared a stock split in the form of a stock dividend in the amount of three shares of common stock, par value $0.01 per share (the "Common Stock"), for every two shares of the Company's outstanding Common Stock. Shareholders as of record as of the close of business on July 31, 2001, will receive three shares of Common Stock for every two shares they own on that date. The new shares will be distributed on August 21, 2001. A copy of the news release announcing such action is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     No financial statements are required to be filed as part of this report. The following exhibits are filed as part of this report.




              EXHIBIT NO.               DESCRIPTION

               99.1                Press Release dated July 19, 2001

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DIME COMMUNITY BANCSHARES, INC.



                              /s/  KENNETH J. MAHON
                    BY:
                    ___________________________________________
                         Kenneth J. Mahon
                         Executive Vice President and Chief Financial
                         Officer


Dated: July 19, 2001

                              EXHIBIT INDEX




EXHIBIT                    DESCRIPTION

99.1                    Press release dated  July 19, 2001

                                                     EXHIBIT 99.1

                     NEWS RELEASE


                               Contact: Kenneth J. Mahon
                                        Exec. VP and Chief Financial Officer
                                        718-782-6200 extension 265

                                        Stephanie Prince/Michael Polyviou
                                        Morgen-Walke Associates
                                        Press: Jon Teall
                                        212-850-5600


      DIME COMMUNITY ANNOUNCES 50 PERCENT STOCK DIVIDEND


Brooklyn, NY - July 19, 2001 - Dime Community Bancshares,  Inc.  (NASDAQ:
DCOM), the parent company for the Dime Savings Bank of Williamsburgh, today announced that its Board of Directors has declared a 50 percent stock dividend on its common stock, having the effect of a three-for-two stock split. Stockholders of record on July 31, 2001, will be entitled to one additional share of common stock for every two shares of the Company's common stock held on that date. Cash paid in lieu of fractional shares will be based on the average of the high and low bids on the record date, as adjusted for the split.

The payment date for the stock dividend will be August 21, 2001. On or about that date, certificates for the new shares will be mailed to stockholders by the Company's transfer agent, Mellon Investor Services.

The Company had approximately 11,329,000 shares of its common stock outstanding as of June 30, 2001. As a result of the stock dividend, the Company will have approximately 16,993,500 shares of common stock outstanding.

DIME COMMUNITY BANCSHARES, INC., A UNITARY THRIFT HOLDING COMPANY, IS THE PARENT COMPANY OF DIME SAVINGS BANK OF WILLIAMSBURGH, BROOKLYN, NEW YORK, FOUNDED IN 1864. THE BANK HAS EIGHTEEN BRANCHES LOCATED THROUGHOUT BROOKLYN, QUEENS, THE BRONX AND NASSAU COUNTIES, NEW YORK. MORE
INFORMATION ON THE COMPANY AND BANK CAN BE FOUND ON THE BANK'S INTERNET WEBSITE AT WWW.DSBWDIRECT.COM.